UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     May 26, 2016

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive Watsonville, California 95076

(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Compensatory Arrangements.

On May 26, 2016, West Marine, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal executive offices located at 500 Westridge Drive, Watsonville, California. At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the West Marine, Inc. Amended and Restated Omnibus Equity Incentive Plan (the “Equity Incentive Plan”).  The material terms of the Equity Incentive Plan are as follows:

Purpose
The purpose of the Equity Incentive Plan is to promote the success and to enhance the value of the Company by linking the personal interests of participants to those of Company stockholders, and by providing such participants with an incentive for outstanding performance.

Plan Administration
The Equity Incentive Plan is administered by the Compensation Committee and Leadership Development Committee (the “Compensation Committee”), which is comprised solely of directors who are non-employee directors (“Directors”). Each of the Compensation Committee and our Board has the power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, to determine the size and types of stock and cash awards, including, without limitation, performance-based stock and cash awards, when and how awards will be granted, and the terms and conditions of awards in a manner consistent with the Equity Incentive Plan.

Shares Available for Awards
The aggregate number of shares of our common stock (“Shares”) authorized for grant under the Equity Incentive Plan, including Shares previously granted, may not exceed 10,300,000 unless there is an adjustment of Shares as authorized under the Equity Incentive Plan. This aggregate number is not an increase from the number of Shares previously approved for grant under the Equity Incentive Plan.

The number of Shares available for issuance under the Equity Incentive Plan will be reduced by (i) one (1) Share for each Share of common stock issued pursuant to an option grant or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) two (2) Shares for each Share of common stock issued pursuant to restricted stock awards, restricted stock unit awards, performance stock awards, or other “full-value” stock awards granted under the Equity Incentive Plan.

Any Shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of Shares subject to the stock award (i.e., “net exercised”) will not again become available for issuance under the Equity Incentive Plan. To the extent that a stock award is settled in cash rather than in Shares, the Shares reserved for such award is not deducted from the authorized Share pool. To the extent Shares are withheld from any stock award by the Company to pay taxes applicable to any stock award, such Shares shall be deducted from the authorized Share pool. Shares tendered by a participant to pay the exercise price of any option or to satisfy tax-withholding obligations of any stock award is not be added to the authorized Share pool.

Individual Limits
No individual associate may be granted more than one million five hundred thousand (1,500,000) Shares subject to any performance-based stock awards in any given fiscal year. In addition, no individual associate may be granted more than one million five hundred thousand (1,500,000) Shares subject to options or SARs (or any combination of options and SARs) in any given fiscal year.  For performance-based cash awards, no individual associate may receive more than two million ($2,000,000) dollars in any given fiscal year. The performance period for performance-based awards under the Equity Incentive Plan (“Performance-Based Awards”) is the period of time selected by the Compensation Committee or the Board over which the attainment of one or more Performance Goals (as defined below) will be measured ("Performance Period").

In addition, the maximum number of shares of common stock subject to stock awards granted under the Equity Incentive Plan or otherwise during any given fiscal year to any non-employee Director for service on the Board, taken together with any cash fees paid by the Company to such non-employee Director with respect to such fiscal year for service on the Board, will not exceed three hundred thousand dollars ($300,000) in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). The Board may make exceptions to such limit for individual non-employee Directors in extraordinary circumstances (for example, to compensate a Director for interim service in the capacity of an officer of the Company), as the Board may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Eligibility
All associates and non-employee Directors of the Company and its subsidiaries, as determined by our Compensation Committee are eligible to participate in the Equity Incentive Plan.

Types of Awards
The Equity Incentive Plan provides for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, as well as performance-based stock awards and performance-based cash awards on achievement of objective performance goals.

Performance-Based Awards
The Equity Incentive Plan allows us to grant Performance-Based Awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Internal Revenue Code (the “Code”). Performance-Based Awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified Performance Criteria and Performance Goals described below. The length of any Performance Period, the Performance Criteria and the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be determined by our Compensation Committee, except that our Board also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code.

In granting a Performance-Based Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our Compensation Committee will set a period of time, or a Performance Period, over which the attainment of one or more Performance Goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the Performance Goals remains substantially uncertain (typically no later than the earlier of the 90th day of a Performance Period and the date on which 25% of the Performance Period has elapsed), our Compensation Committee will establish the Performance Goals, based upon one or more Performance Criteria enumerated in the Equity Incentive Plan and described below. As soon as administratively practicable following the end of the Performance Period, our Compensation Committee will confirm whether the Performance Goals have been satisfied.

Performance Criteria
The “Performance Criteria” that the Compensation Committee may use to establish Performance Goals may be based on any one of, or combination of, the following as determined by the Compensation Committee or the Board: (i) income or earnings (before or after taxes), (ii) operating income or operating income after taxes; (iii) earnings per share or earnings per share growth; (iv) sales, net sales, sales growth, total revenue, or revenue growth; (v) product revenue; (vi) pre-tax profit or pre-tax or pre-bonus, pre-tax operating profit; (viii) operating profit or net operating profit; (ix) return measures (including, but not limited to, return on assets, return on investment, return on capital, return on capital employed, return on invested capital, return on equity, sales, or revenue); (x) shareholder’s equity or average stockholder’s equity; (xi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, cash flow per share and cash flow return on investment); (xii) earnings before or after taxes, interest or depreciation; (xiii) earnings before or after taxes, interest, depreciation, and amortization; (xiv) margin (including gross or operating margins), (xv) economic value added (or an equivalent metric); (xvi) share price, share price performance, share price return or relative share price (including, but not limited to, growth measures and total shareholder return), (xvii) market share or change in market share, (xviii) expense or cost reduction goals; (xix) customer retention or satisfaction; (xx) working capital targets or improvement in or attainment of working capital goals; (xxi) debt reduction; (xxii) debt reduction or debt levels; (xxiii) capital expenditures; (xxiv) workforce diversity; (xxv) reduction in billings; and (xxvi) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance determined by the Compensation Committee or the Board.

Performance Goals
The one or more goals established by the Compensation Committee or the Board for the Performance Period based upon the Performance Criteria (the “Performance Goals”) may be measured with respect to the Company or any one or more of its subsidiaries and either in absolute terms or as compared to another company or companies or the performance of one or more relevant indices. Unless specified otherwise by the Compensation Committee or the Board (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to accounting principles generally accepted in the United States (“GAAP”); (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under GAAP; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under GAAP; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under GAAP.

Fixed Date of Grant
The grant date for stock awards under the Equity Incentive Plan are fixed as follows: (a) for annual awards to participants who are current employees, the 14th day of March of each year, or if the 14th falls on a weekend or a holiday, the immediately preceding business day in March; (b) for one-time awards made to newly-hired employees, the 10th business day of the calendar month following the new employee’s date of hire; (c) for one-time awards made to existing employee participants who are promoted and determined entitled to an award, the 3rd business day following the release of quarterly earnings which occurs immediately following the effective date of the promotion; (d) for annual awards made to non-employee Directors, the close of each annual meeting of the Company’s stockholders at which the non-employee Director is nominated for reelection and is so elected by the stockholders; (e) for awards, other than annual awards, made to non-employee Directors appointed by the Board at any time prior to the next annual meeting of stockholders (e.g. an appointment to fill a vacancy on the Board), the first day of attendance by such newly-appointed non-employee Director at the first to occur of a Board meeting or a meeting of any of the Board’s standing Committees; and (f) any date designated by the Compensation Committee as the date as of which an award is granted, which shall not be earlier than the date on which the Compensation Committee approves the granting of such award.

Clawback/Recovery
Stock awards granted under our Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, our Board may impose such other clawback, recovery or recoupment provisions in any award agreement as it determines necessary or appropriate.

Changes in Capital Structure
In the event of any “equity restructuring,” as defined under the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (or any successor thereto), including but not limited to a stock dividend, stock split, spin-off, rights offering, recapitalization through a nonrecurring cash dividend, Share combination, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Equity Incentive Plan, such adjustment shall be made in the number and/or class of Shares which may be delivered under the Plan (including adjustment to the annual limits on awards that may be granted to any one participant under the Equity Incentive Plan), and in the number and/or class of and/or price of Shares subject to outstanding Stock awards granted under the Equity Incentive Plan, as is necessary to equalize a stock award’s value before and after an equity restructuring, and provided that the number of Shares subject to any stock award shall always be a whole number. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, or other change in the corporate structure of the Company that does not constitute such an equity restructuring, the Compensation Committee may make such adjustment, if any, as it deems appropriate in the number and/or class of and/or price of Shares subject to outstanding awards granted under the Plan.

Change-in-Control
The Compensation Committee may not accelerate the vesting and exercisability of any award in the event of a change in control unless such vesting and exercisability is conditioned on the consummation of such change in control and either (i) the participant’s employment with the Company is terminated, or (ii) the Compensation Committee or the Board determines that (A) such outstanding awards will not be assumed, converted and/or substituted, or (B) it is in the best interests of the Company to vest such outstanding awards.

Amendment and Termination
The Board or the Compensation Committee may alter, amend or terminate the Equity Incentive Plan, at any time and for any reason. However, without further stockholder approval, no alteration or amendment can (a) materially increase the benefits accruing to participants under the Equity Incentive Plan, (b) increase the number of securities which may be issued under the Equity Incentive Plan, or (c) materially modify the requirements as to eligibility for participation in the Equity Incentive Plan. However, stockholder approval is not required if such approval is not required in order to assure the Equity Incentive Plan's continued qualification under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.
The foregoing description of the Equity Incentive Plan is qualified in its entirety by reference to the full text of the Equity Incentive Plan filed with this report as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On May 26, 2016, the number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 24,827,616, of which 24,073,242 shares were present in person or represented by valid proxies at the Annual Meeting.

The stockholders voted on four proposals as described in the Company’s Proxy Materials for the Annual Meeting.  The final voting results for each item presented at the Annual Meeting are set forth below.

Proposal 1:  Election of Director Nominees
DIRECTOR	FOR	AGAINST	BROKER NON-VOTES
Barbara L. Rambo	20,979,443	117,051	2,974,281
Matthew L. Hyde	20,880,084	216,420	2,974,281
Randolph K. Repass	20,872,549	223,990	2,974,281
Alice M. Richter	20,883,102	213,397	2,974,281
Dennis F. Madsen	20,980,351	115,772	2,974,281
Christiana Shi	20,980,822	115,670	2,974,281
James F. Nordstrom, Jr.	20,978,923	117,606	2,974,281
Robert D. Olsen	20,980,720	115,774	2,974,281

Proposal 2: Ratification of Selection of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2016

FOR	AGAINST	ABSTAINED
24,037,447	30,390	5,405

Proposal 3: Approval, on an advisory basis, the compensation of the Company's named executive officers

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
20,928,903	162,300	7,758	2,974,281

Proposal 4:  Approval, of the West Marine, Inc. Amended and Restated Omnibus Equity Incentive Plan

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
20,726,976	365,660	6,325	2,974,281

     Based on the above voting results, all director nominees were duly elected and the other three proposals passed.

Change in Board Committee Structure and Compensation

     In addition, following the Annual Meeting, upon the recommendation of the Board’s Nomination and Governance Committee, the Board approved, by resolution, the appointment of  Robert D. Olsen to serve on its Compensation and Leadership Development Committee. Additionally, upon the recommendation of the Compensation and Leadership Development Committee, the Board, by resolution, eliminated the ability of a non-employee director to elect to receive up to 50% of his or her $50,000 annual equity grant in the form of stock options so that 100% will be granted in the form of restricted stock units.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Not Applicable.
(b)           Not Applicable.
(c)           Not Applicable.
(d)           Exhibits:

10.1  West Marine, Inc. Amended and Restated Omnibus Equity Incentive Plan.*

_________________________
*Management compensatory plan or arrangement within the meaning of Item 601(b)(10)(iii) of Regulation S-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: June 1, 2016	By:	/s/ Pamela J. Fields
Pamela J. Fields, Secretary